UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2007

The Bank of New York Company, Inc.

(Exact name of registrant as specified in its charter)

New York	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street

New York, NY 10286

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The consent of KPMG LLP attached hereto as Exhibit 23.2 of this Current Report on Form 8-K is being filed for inclusion as an exhibit to the Registration Statement on Form S-3 (Nos. 333-134738, 333-134738-01, 333-134738-02, 333-134738-03, 333-134738-04 and 333-134738-05) that was automatically effective upon filing on June 5, 2006.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished or filed herewith as indicated thereon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANK OF NEW YORK COMPANY, INC.

Date: June 22, 2007	By:	/s/ Bart R. Schwartz
Bart R. Schwartz
Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
23.2	Consent of KPMG LLP	Filed herewith.